SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)2))
    / /      Definitive Proxy Statement
    /X/      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                         THE NEW WORLD POWER CORPORATION
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                  (Name of Registrant as Specified in Charter)


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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

    / /      $125 per Exchange  Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
             14a- 6(i)(2) or Item 22(a)(2) of Schedule 14A.

    / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

    (1)      Title of each class of securities to which transaction applies:

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    (2)      Aggregate number of securities to which transaction applies:

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    (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4)      Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

    /X/      Fee paid previously with preliminary materials.


    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:



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    (2)      Form, Schedule or Registration Statement no.:



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    (3)      Filing Party:


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    (4)      Date Filed:

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
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                         THE NEW WORLD POWER CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 21, 1996

         The undersigned, a stockholder of The New World Power Corporation, a Delaware corporation (the "Company"), does hereby appoint Vitold Jordan and Ronald D. Jones, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1996 Annual Meeting of Stockholders of the Company to be held at the Harvard Club, 27 West 44th Street, New York, New York, on October 21, 1996, at 10:00 A.M., Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated October 7, 1996, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND TO APPROVE THE REVERSE STOCK SPLIT.

         1.       To elect the following directors:  Robert W. MacDonald, Gerald
                  R. Cummins, Nazir Memon, M.D., Lucien Ruby and Herbert L. Oakes, Jr. and Gerard Prevost, to serve as directors until the 1997 annual meetings of stockholders of the Company and until their successors shall be duly elected and qualified.

                              WITHHELD              ________________________
       FOR ALL                FROM ALL              ________________________
       NOMINEES ___           NOMINEES ___          ________________________

                                                    TO WITHHOLD AUTHORITY TO
                                                    VOTE FOR ANY NOMINEE(S),
                                                    PRINT NAME ABOVE:


         2. To approve a one-for-five reverse stock split of the Company's Common Stock, $.01 par value, whereby each outstanding share of the Company's Common Stock will be reclassified into one-fifth of a new share of the Company's Common Stock.


                  FOR ___________       AGAINST  ________        ABSTAIN ______


         3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Meeting.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.


Signature:_________________________ Date___________


Signature:_________________________ Date___________


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: _____________


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